Exhibit 10.2

January 11, 2010

STOCK BUILDING SUPPLY, LLC

8020 Arco Corporate Drive

Raleigh, NC 27617

Attn: Chief Financial Officer

Fax No. (919) 431-1180

Re:    Amendment Number One and Waiver to Credit Agreement (this “Amendment”)

Ladies and Gentlemen:

Reference is made hereby to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company (the “Parent”), each of Parent’s Subsidiaries listed on the signature pages hereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), the lenders party thereto (“Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company (“WFF”), as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as co-lead arranger, and BANK OF AMERICA, N.A., as co-lead arranger. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement and agree to waive certain Defaults or Events of Default. Subject to the terms and conditions contained herein, Agent and Lenders are willing to accommodate Borrowers’ requests.

Effective as of the date hereof, Borrowers, Agent, and the Lenders hereby agree as follows:

1. Agent and the Lenders hereby waive any Defaults or Events of Default that may have occurred on or prior to the date hereof as a result of any cash disbursements from payables and/or payroll accounts made by any Loan Party or Restricted Subsidiary on behalf of any of the DWF Entities in the ordinary course of business pursuant to the cash management systems of Parent and its Subsidiaries so long as (a) such DWF Entity was a Subsidiary of Parent at the time of such disbursement, and (b) any such disbursement was or is reimbursed by the DWF Entities no later than ten Business Days following the date of such disbursement (the “Specified Defaults and Events of Default”); provided, however, nothing herein, nor any communications among Borrowers, Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Specified Defaults and Events of Default, or any future failure of any Loan Party to comply fully with any provision of any Loan Document to which it is a party, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising.

2. Clause (iii) of Section 6.12(a) of the Credit Agreement is hereby amended by inserting therein the phrase “, except in the case of Permitted DWF Disbursement Transactions,” immediately after the phrase “; provided, that”.

3. Section 9.1 of the Credit Agreement is hereby amended by adding the following sentence immediately after clause (b) thereof:

Upon the occurrence and during the continuation of an Event of Default, upon the instruction of the Required Lenders, Agent shall exercise all other rights and remedies available to it or the Lenders under the Loan Documents or under applicable law.

4. The first sentence of Section 15.1 of the Credit Agreement is hereby amended and restated as follows:

Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.

5. Schedule 1.1 to the Credit Agreement is hereby amended by inserting the following definition therein, in proper alphabetical order:

“Permitted DWF Disbursement Transactions” means cash disbursements from payables or payroll accounts made by any Loan Party or Restricted Subsidiary on behalf of any of the DWF Entities in the ordinary course of business pursuant to the cash management systems of Parent and its Subsidiaries so long as (a) such DWF Entity was a Subsidiary of Parent at the time of such disbursement, (b) any such disbursement is reimbursed in full by such DWF Entity to Parent and its Restricted Subsidiaries no later than 10 Business Days following the date of such disbursement, and (c) without limiting the requirement that the DWF Entities reimburse such disbursements in full in accordance with the foregoing clause (b), such disbursements that have not been reimbursed do not exceed an aggregate of $5,000,000 outstanding at any point in time.

6. Clause (o) of the definition of “Permitted Dispositions” contained in Schedule 1.1 to the Credit Agreement is hereby amended by replacing the reference to “120 days” with “360 days”.

7. Clause (u) of the definition of “Permitted Investments” contained in Schedule 1.1 to the Credit Agreement is hereby amended by inserting therein the phrase “Permitted DWF Disbursement Transactions,” immediately after the phrase “Investments in the DWF Entities in the form of”.

8. (a) Clause (q) of Schedule 5.2 to the Credit Agreement is hereby amended by deleting the “and” at the end thereof, (b) clause (r) of Schedule 5.2 to the Credit Agreement is hereby amended by replacing the reference to “.” with “, and”, (c) each of clauses (s) – (jj) of Schedule 5.2 to the Credit Agreement are hereby re-lettered as clauses (t) – (kk), respectively, and (d) the following new clause (s) is added to Schedule 5.2 to the Credit Agreement in the row entitled “Monthly (no later than the 10th day of each month) (but without duplication of any other items delivered pursuant to this Schedule 5.2)”:

(s) a detailed report regarding the cash disbursements from payables or payroll accounts made by any Loan Party or Restricted Subsidiary on behalf of any of the DWF Entities pursuant to the cash management systems of Parent and its Subsidiaries during the prior month.

The Credit Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are restated, ratified and confirmed in all respects effective as of the date hereof and as amended hereby. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The modifications and waivers set forth herein are limited to those specified herein, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default (other than the Specified Defaults and Events of Default), shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and the Lenders.

Each Loan Party hereby represents and warrants that (a) the execution, delivery, and performance of this Amendment are within its corporate or similar powers, have been duly authorized by all necessary corporate or other action of such Loan Party, and are not in contravention of any material provision of federal, state, or local law or regulation applicable to it, or any order, judgment or decree of any court or other Governmental Authority binding on it, or of the terms of its charter or bylaws, or of any Material Contract of any Loan Party (except as would not reasonably be expected to have a Material Adverse Change), (b) after giving effect to this Amendment, as of the date hereof, no Default or Event of Default shall have occurred and be continuing, and (c) after giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect as modified hereby. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. All obligations owing by each Loan Party to Agent and the Lenders are unconditionally owing by such Loan Party to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.

Each undersigned Guarantor consents to the modification of the Credit Agreement as set forth in this Amendment. Although such Guarantor has been informed of the matters set forth herein and has agreed to the same, it understands that neither Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendment, and nothing herein shall create such a duty.

THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

This Amendment is a Loan Document.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Very Truly Yours,

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and a Lender

By:	/s/ Amelie Yehros
Name:	Amelie Yehros
Title:	SVP

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Bobby P. S. Bans
Name:	Bobby P. S. Bans
Title:	Vice President

Accepted and Agreed:

STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

STOCK BUILDING SUPPLY HOLDINGS, LLC, a Virginia limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

COLEMAN FLOOR, LLC, a Delaware limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

SBS CONSTRUCTION SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

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STOCK BUILDING SUPPLY, LLC, a North Carolina limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

STOCK BUILDING SUPPLY OF FLORIDA, LLC, a Florida limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

STOCK BUILDING SUPPLY MIDWEST, LLC, a Delaware limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

STOCK BUILDING SUPPLY OF TEXAS, LLC, a Delaware limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

STOCK BUILDING SUPPLY WEST, LLC, a Utah limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

SBS CONSTRUCTION HOLDINGS, LLC, a Virginia limited liability company

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

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STOCK BUILDING SUPPLY WEST (USA), INC., a Delaware corporation

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Senior Vice President, Chief Financial Officer & Treasurer

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